UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 12, 2003


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events and Regulation FD Disclosure.

     On June 16, 2003, Competitive Technologies, Inc. issued a press release reporting that the Company, Frank R. McPike, Jr., the Company's chief financial officer, and Samuel M. Fodale, a director of the Company, each received a "Wells Notice" from the staff of the Securities and Exchange Commission dated June 12, 2003. The text of the press release, which is attached as
Exhibit 99.1, is incorporated by reference in its entirety.

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.    Description of Exhibit                  Page

     99.1           Press Release dated June 16, 2003        3-4




                           Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:  June 16, 2003               /s/  Frank R. McPike, Jr.
                                   By:  Frank R. McPike, Jr.
                                   Executive Vice President and
                                   Chief Financial Officer